UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report: (Date of earliest event reported) September 12, 2016


                           UNITED CANNABIS CORPORATION
                   -------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                              1600 Broadway, Suite 1600
      000-54582                    Denver, CO 80202               46-5221947
-----------------------   -----------------------------------  -----------------
   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                         Offices                  Identification
                                    and Zip Code)                   Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM  2.04. Triggering Events That Accelerate or Increase a Direct
            Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

     On December 9, 2015, Tangiers Investment Group, Inc. was issued a Promissory Note by the Company (the "Tangiers' Note). The Note, originally in the principal amount of $200,000, is convertible into shares of the Company's common stock. The number of shares to be issued upon any conversion, is determined by dividing the principal amount of the Note to be converted by the Conversion Price. The Conversion Price is 55% of the average of the three lowest closing bid prices of the Company's common stock during the ten consecutive trading days prior to the date of conversion.

     On August 10, 2016 the Company borrowed $125,000 from JSJ Investment, Inc. The JSJ loan bears interest at 12% per year and is due and payable on March 10, 2017.

     On September 12, 2016 Tangiers notified the Company that as a result of the issuance of the note to JSJ, the Company breached Section 3.00 (i) of the Tangier's Note which required the Company to provide Tangiers with the first right of refusal to provide a loan to the Company upon the same terms as the JSJ loan. As a result of the breach, Tangiers declared the Note, which had an outstanding principal balance of $65,000 on September 12, 2016, to be in default.

     As a result of the default claimed by Tangiers,

     o    The principal amount of the Note increased to $81,250,

     o    The interest rate on the Note increased to 20%, and

     o    The Conversion Price decreased to 45%.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  September 14, 2016           By:  /s/ Chad Ruby
                                          ------------------------------
                                          Chad Ruby
                                          Chief Operating Officer